[The American Funds Group(r)]

EUROPACIFIC GROWTH FUND

OUR FIFTEENTH YEAR

1999 Annual Report
for the year ended March 31

[cover:  satellite picture of earth]

EUROPACIFIC GROWTH FUND(r) seeks long-term capital appreciation by investing in the securities of companies based outside the United States. About half of the world's investment opportunities can be found beyond the borders of our country. As a shareholder in the fund, you have access to what we believe are the best of those opportunities.

EUROPACIFIC IS ONE OF THE 29 MUTUAL FUNDS IN THE AMERICAN FUNDS GROUP,(R) THE NATION'S THIRD-LARGEST MUTUAL FUND FAMILY. FOR MORE THAN SIX DECADES, CAPITAL RESEARCH AND MANAGEMENT COMPANY, THE AMERICAN FUNDS ADVISER, HAS INVESTED WITH A LONG-TERM FOCUS BASED ON THOROUGH RESEARCH AND ATTENTION TO RISK.

A LOOK AT THE FUND'S RESULTS
(through March 31, 1999, with all distributions reinvested)

                                        Cumulative         Average annual

                                        return             compound return

One year                                +8.2%              -

Five years                              +83.0              +12.9%

Ten years                               +254.9             +13.5

Lifetime (since April 16, 1984)         +825.7             +16.0


EUROPACIFIC RANKED FIRST OVER ITS LIFETIME
Throughout its lifetime, EuroPacific's results have compared very favorably with other funds in its universe. Here is how the fund ranked among international funds over several periods:

One year         40th of 559 funds (top 8%)

Five years       10th of 165 funds (top 7%)

Ten years        3rd of 37 funds (top 9%)

Lifetime         1st of 13 funds (top 8%)




Source: Lipper, Inc. Rankings are based on total return and do not reflect the effects of sales charges.

Fund results in this report were computed without a sales charge unless otherwise indicated. The year-by-year record of an investment made in the fund at the 5.75% maximum sales charge is shown on page 5. (Sales charges are lower for accounts of $50,000 or more.)

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF, OR GUARANTEED BY, A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

PREPARING FOR THE YEAR 2000
The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all significant computer systems to process date-related information properly following the turn of the century. Testing of these and other significant systems with business partners, vendors and other service providers will continue through much of 1999. We will continue to keep you up to date in our regular publications. If you would like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

INTERNATIONAL INVESTING: THE 25-YEAR RECORD
[Begin Caption]
U.S. Stock Market
[flag]

All Major Stock Markets Outside North America
[globe]

The percentages on the top lines represent the U.S. stock market; the lower lines are for all major stock markets outside North America.
[End Caption]

1974         1975         1976         1977         1978

-28%         +36%         +23%         -8%          +6%

-22%         +37%         +4%          +19%         +34%

globe        globe        flag         globe        globe



1979         1980         1981         1982         1983

+.14         +30%         -4%          +22%         +22%

+6%          +24%         -1%          -1%          +25%

flag         flag         globe        flag         globe



1984         1985         1986         1987         1988

+6           +33%         +18%         +4%          +16%

+8%          +57%         +70%         +25%         +29%

globe        globe        globe        globe        globe



1989         1990         1991         1992         1993

+31%         -2%          +31%         +7%          +10%

+11%         -23%         +12%         -12%         +33%

flag         flag         flag         flag         globe



1994         1995         1996         1997         1998

+2%          +38%         +24%         +34%         +31%

+8%          +12%         +6%          +2%          +20%

globe        flag         flag         flag         flag


Note: These figures, based on U.S. dollars, are for calendar years and include reinvestment of dividends.
Source: MSCI

This chart, which has appeared in most reports for EuroPacific Growth Fund, shows that stock markets outside North America have done better than the U.S. market in 13 of the past 25 calendar years.

Over the entire period, the Morgan Stanley Capital International (MSCI) EAFE(r) (Europe, Australasia, Far East) Index, which measures all major stock markets outside North America, gained 2,239% (an average of 13.4% a year), while the MSCI U.S. index rose 2,958% (an annual average of 14.7%). Both indexes are unmanaged and include reinvestment of dividends.

While the U.S. stock market has been exceptionally strong in recent years, we are convinced that investing outside the United States makes sense over the long term. We also know that negotiating the unfamiliar terrain of international markets can be especially challenging. That is why so many people choose to invest overseas through actively managed mutual funds such as EuroPacific Growth Fund. Over the years, EuroPacific's investment professionals have helped shareholders participate in opportunities for growth, avoid potential pitfalls and achieve consistently attractive long-term returns.

FELLOW SHAREHOLDERS:

Like blind men describing an elephant, one's impression of fiscal 1999 depends on what part of the year you focus on. The first half, March through September, presented a dismal picture of global turmoil and plummeting stock prices. During the second half, investor pessimism evaporated as suddenly as it had materialized, propelling equity markets to new heights. The turbulence, on the upside as well as the downside, made the 12-month period one of the most volatile in recent memory.

That volatility was reflected in EuroPacific Growth Fund's annual return. A loss of 13.7% in the first half of the fiscal year was more than offset by strong gains in the second. That resulted in a 12-month total return of 8.2% for shareholders who reinvested income dividends, totaling 36 cents a share, and capital gain distributions, totaling $1.26 a share, that were paid during the year.

EuroPacific's 8.2% increase was ahead of the 6.4% rise in the unmanaged Morgan Stanley Capital International (MSCI) EAFE(r) (Europe, Australasia, Far East) Index. The index measures 20 major markets outside the U.S., but does not include Canada or Latin America, regions in which the fund invests. The fund also outpaced by a wide margin the average return for the 559 international funds tracked by Lipper, Inc., which ended the year unchanged.

These latest results bring EuroPacific's total return since beginning operation in April 1984 to 825.7% - an average compound return of 16.0% a year. By comparison, the EAFE index had an average annual compound return of 14.2%, while the average international fund provided 13.1%. EuroPacific's return once again placed it first among all 13 U.S.-based international funds in existence throughout its 15-year lifetime; it has held this number one position for the past nine consecutive fiscal years.

TEETER, THEN TOTTER. Investors began to grow skittish in early summer, when it became increasingly apparent that Asia's difficulties had deeper roots than initially suspected, and had started to spread. As fresh currency turmoil beset first Russia and then Latin America, global stock markets declined sharply. The EAFE index fell 13% from mid-July to the end of August, while U.S. stocks lost almost 20% of their value. Then, just as investors began to resign themselves to a gloomy winter, stock markets staged a turnaround, rising from the downturn to regain all of their lost ground, and then some.

In Europe, most markets rebounded in varying degrees from the losses in late summer, fueled by a spate of merger activity and optimism about the introduction of the common currency, the euro. Stock prices in the United Kingdom, where the fund has the largest concentration of holdings, rose 4% for the year. France and Italy returned 11% and 9%, respectively, while Germany (+1%) and Spain (+1%) finished the year modestly higher. Almost none surpassed the U.S. market's 21% gain, although Finland rose 96%. (Market returns are based on MSCI country indexes, expressed in dollar terms, and assume reinvestment of dividends.)

Most Asian economies remain in the doldrums, but investors returned cautiously to the region in the first quarter of 1999 amid early rumblings of a recovery. In February, the Japanese government took steps to pull the country out of its worst recession since World War II; it cut taxes and increased the money supply to help stimulate growth. Stocks bounced back smartly, finishing the year 16% higher in dollar terms. Elsewhere in the Pacific Rim, South Korea (+64%), Australia (+6%) and Hong Kong (+3%) also rebounded from earlier lows.

EuroPacific was well-positioned to benefit from the rallies in those markets. We had been building up our positions in Japanese companies earlier in the year when stock prices were still quite low. Technology-related issues, such as Murata (+93%), Fujitsu (+54%) and Rohm (+30%), tended to post the largest increases, but other holdings that did well included Asahi Bank (+29%) and automakers Mazda (+51%) and Honda (+25%). Sony Music (+84%) rose on announcements that the company would restructure. Korea's Samsung Electronics increased 47%, while Australian-based News Corp. gained 14%.

A FOCUS ON INDIVIDUAL COMPANIES. Although broad market movements can have a significant impact on short-term results, EuroPacific's investment focus has always been squarely on the long-term prospects of individual companies. As we have frequently mentioned in these reports, geographic concentrations merely reflect the sum of individual decisions made about companies located in a particular area.

Given our emphasis on companies rather than countries, we are pleased to note that many of our largest positions not only gained ground during the year, but also outpaced the overall markets in which they are traded. Notable among the 10 largest holdings were: Dixons (+138%), a British retailer of consumer electronics; Mannesmann (+75%), the German telecommunications company; and Telefonos de Mexico (+16%). Nokia, the fund's sixth-largest holding, was also the biggest gainer for the year, appreciating an impressive 194%. On the other side of the ledger, Novartis took a breather after a period of strong returns, declining 8%, the worst showing among our 10 largest holdings.

Reflecting our company-by-company approach, the fund remains well-diversified. On March 31, the portfolio held stocks of nearly 250 companies based in 33 countries. We invite you to familiarize yourself with these holdings by leafing through the portfolio listings that begin on page 14.

STRONG GAINS IN TELECOMMUNICATIONS. EuroPacific's investments span more than 25 industries. At 19% of net assets, the portfolio's heaviest concentration is in telecommunications-related issues, as it has been for some time now. The sector has experienced tremendous growth in recent years, both in terms of the scope of operations and in the sheer number of phone companies in which the fund can invest.

Many service providers are joining forces to help offset the high costs of jump-starting that growth. For example, Vodafone (+79%) announced in January that it was acquiring AirTouch, and British Telecom (+51%) recently formed an alliance with AT&T. We discuss the telecommunications industry in greater detail in the article following this letter.

Globalization had a decidedly less salutary effect on financial services companies, another sector experiencing a consolidation wave. As a group, banks fared poorly during the period, hurt by the wave of currency crises and other problems in the world's developing nations. Most Asian banks declined; Canadian banks, such as the Bank of Nova Scotia (-22%) and the Royal Bank of Canada (-21%), fell due to anti-merger rulings by the government during the year.

Despite the recent setbacks, long-term prospects for the banking industry are encouraging. Interest rates continue to drop, which should stimulate borrowing; strong measures by the Japanese government have already begun to restore the tarnished reputation of its banking system; and Europe's monetary union should eventually boost the fortunes of firms that can stay competitive.

[Begin Sidebar]
WHERE THE FUND'S ASSETS WERE INVESTED
(percent invested by country)
EuroPacific invests primarily in the stocks of companies based in Europe and the Pacific Basin.

                                                     EAFE

                      EuroPacific Growth Fund        Index*

                      (3/31/99)                      (3/31/98)      (3/31/99)

EUROPE

United Kingdom        15.4%                          14.8%          22.3%

Germany               7.0                            4.9            9.5

France                5.6                            6.2            9.3

Sweden                5.5                            5.4            2.7

Netherlands           4.8                            4.7            5.9

Italy                 4.4                            2.8            5.0

Switzerland           3.2                            4.3            7.3

Finland               2.6                            1.7            1.8

Norway                1.1                            2.0            .4

Ireland               .9                             .3             .5

Denmark               .9                             .7             .8

Spain                 .8                             2.7            3.1

Other Europe          .6                             .3             2.5

                      52.8                           50.8           71.1

PACIFIC BASIN

Asia

Japan                 13.9                           12.6           23.1

Australia             6.1                            5.6            2.8

Hong Kong             1.4                            3.8            2.1

South Korea           1.4                            .7             -

Taiwan                1.4                            .4             -

Philippines           1.0                            1.1            -

Other Asia            .8                             .9             .9



THE AMERICAS

Canada                4.0                            5.1            -

Mexico                3.1                            2.6            -

Other Americas        .5                             .7             -

                      33.6                           33.5           28.9

OTHER

Brazil                1.1                            1.9            -

South Africa          .9                             .7             -

India                 .5                             .6             -

Other Countries       1.7                            3.1            -

                      4.2                            6.3            -

Cash &                9.4                            9.4            -
Equivalents



TOTAL                 100.0%                         100.0%         100.0%




*Weighted by market capitalization
[End Sidebar]

GROWING OPPORTUNITIES. EuroPacific has grown dramatically since it began in April of 1984. At the close of its first fiscal year, the fund had assets of just $26 million. Today, at $22 billion in assets, it is the nation's largest international fund, and at 15 years, one of the oldest. Shareholder accounts, astonishingly, now stand at close to one million, and include a diverse group of individuals, foundations and corporate retirement plans. We are grateful for the confidence so many of you have placed in us.

EuroPacific's method of investment management is well-suited to accommodating growth. The multiple portfolio counselor system, as it is called, was developed 40 years ago by the fund's investment adviser, Capital Research and Management Company, and is used for all of the American Funds. Because assets are divided among a number of portfolio counselors, managers can be added as the fund expands. The system also encourages a diversity of investment styles, a strategy we believe has helped us moderate risk by smoothing out returns. EuroPacific currently has seven portfolio counselors with an average of 20 years of experience, and a research portfolio involving 28 analysts.

Growth has another important benefit - namely, that economies of scale make owning your fund a good value. As the table on page 33 shows, EuroPacific's annual expense ratio has continued to trend downward, to 0.84% in fiscal 1999, or just $84 for every $10,000 invested. That is less than half of the 1.92% average expense ratio for foreign equity funds, as measured by CDA/Wiesenberger.

A 15-YEAR PERSPECTIVE. In an era when international travel has become commonplace, when technology allows split-second communication across continents, and when world economies have become inextricably linked, it may be difficult to imagine a time when few investors ventured beyond the borders of their own countries. Yet that was the case just 15 years ago, when we introduced EuroPacific.

Today, we are pleased that we can look back and say that our optimism about international investing has been amply repaid and that our shareholders have met with considerable success. As globalization becomes a reality, we are convinced that world markets will continue to provide attractive opportunities for growth.

The past decade and a half has also given us a chance to develop a meaningful perspective on the investment landscape. What we have learned is that market movements are notoriously unpredictable, but that solid, well-managed companies, no matter where they are located, have generally provided long-term rewards for their shareholders. That is why our attention has always been focused on finding those companies, getting to know them very, very well and investing in the best of them on your behalf.

On the following pages, we invite you to look back at how EuroPacific's universe has changed in these past 15 years.

We look forward to reporting to you in six months.

Cordially,
/s/William R. Grimsley          /s/Mark Denning
William R. Grimsley             Mark Denning
Chairman of the Board           President

May 10, 1999

Walter Stern, EuroPacific's founding chairman of the board and a fund trustee, has stepped down from both positions. The board of trustees wishes to thank him for his many years of service and his tireless efforts on the fund's behalf. EuroPacific's new chairman is William Grimsley, who will retain his role as trustee. As we noted in our semi-annual report, Mark Denning replaced Thierry Vandeventer as president in October.

Here's how a $10,000 investment in the fund grew between its inception on April 16, 1984, and March 31, 1999. The chart shows the high, low and closing values for each year. As you can see, that $10,000 investment would have increased in value to $87,258 with all distributions reinvested. That long-term growth has occurred despite events which may have negatively affected world markets over the short term.

The fund's year-by-year results appear in the table under the chart. Those results have been positive in each of 14 full fiscal years since operations began. The boxed figure at the far right shows that over EuroPacific's lifetime, an investment in the fund, made at the maximum sales charge, grew at an average compound rate of 15.6% a year.

The black line tracks the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index. The Japanese market is the largest component in the index, which helps explain why the fund lagged behind the index early in its life and has outpaced it more recently.

HOW A $10,000 INVESTMENT HAS GROWN
[begin mountain chart]

              EUROPACIFIC

Year          GROWTH FUND/1//2/                          Consumer

Ended         with Dividends           MSCI EAFE/3/      Price Index

March 31      Reinvested               Index             (Inflation)      World Event

1985          9,848                    10,348            10,320           Iran/Iraq tensions escalate

1986          15,368                   19,228            10,553           Gorbachev calls for sweeping
                                                                          changes

1987          19,827                   31,010            10,873           Bombing of Libya

1988          21,437                   36,220            11,300           Global stock market collapse

1989          24,586                   40,522            11,862           Eastern European uprising

1990          28,762                   35,925            12,483           Tiananmen Square massacre

1991          31,981                   36,954            13,094           Persian Gulf War

1992          35,057                   34,104            13,511           USSR disintegrates

1993          37,754                   38,200            13,928           European currency crisis

1994          47,670                   46,923            14,277           Rwandan violence intensifies

1995          48,007                   49,913            14,685           Mexican peso devalued

1996          57,533                   56,238            15,102           Israeli Prime Minister
                                                                          assassinated

1997          66,672                   5,224             15,519           Japanese banking crisis

1998          80,656                   68,054            15,732           Asian "flu"

1999          87,258                   72,386            16,004           Balkan conflict


[end chart]
$87,258 /1//2/
EuroPacific
Growth Fund
with dividends
reinvested

$72,386/3/
MSCI EAFE
Index

$16,00/4/
Consumer Price
Index (inflation)

$10,000/1/
original
investment

Year Ended          1985*         1986         1987         1988          1989         1990          1991
March 31

Total Value

Dividends           $69           35           118          491           316          527           656
Reinvested

Value at            $9,948        15,368       19,827       21,437        24,586       28,762        31,381
Year-End/1/



EuroPacific's

Total Return        -0.5%         54.5         29.0         8.1           14.7         17.0          9.1



Year Ended          1992          1993         1994         1995          1996         1997          1998
March 31

Total Value

Dividends           611           538          515          716           1,132        1,063         1,156
Reinvested

Value at Year-End/1/   35,057        37,754       47,670       48,007        57,533       66,672        80,656



EuroPacific's

Total Return        11.7          7.7          26.3         0.7           19.8         15.9          21.0



Year Ended          1999
March 31

Total Value

Dividends           992
Reinvested

Value at Year-End/1/   87,258



EuroPacific's

Total Return        8.2


Average annual compound rate of return for fund's lifetime:
15.6%/1/

* For the period April 16, 1984 (when the fund began operations) through March 31, 1985.

/1/ Results reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gains distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988. No adjustment has been made for income or capital gains taxes.

/2/Includes reinvested dividends of $8,935 and reinvested capital gain distributions of $19,589.

/3/ With dividends reinvested. The index is unmanaged and does not reflect sales charges, commissions or expenses.

/4/ Begins April 30, 1984. Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of future results.

Average Annual Compound Returns/1/
 (with all distributions reinvested, for periods ended March 31, 1999)

Ten Years        12.83%

Five Years       11.52%

One Year         1.98%




[Begin Sidebar]

MARKET CAPITALIZATION
OUTSIDE THE U.S.: $1.4 trillion
(As of 3/31/84. Source: MSCI)

NUMBER OF U.S.-BASED
INTERNATIONAL MUTUAL FUNDS: 11
(As of 6/30/84. Source: Lipper, Inc.)

THEN
EUROPACIFIC

A FUND SNAPSHOT
(As of 3/31/85)

10 LARGEST HOLDINGS
* Hitachi
* Siemens
* Ericsson
* Honda
* Tsubakimoto Chain
* MFI Furniture
* Fujitsu
* Matsushita Electric
* Pharmacia
* Makita Electric

GEOGRAPHIC CONCENTRATIONS
[begin pie chart]

Japan (26%)
U.K. (14%)
Germany (9%)
Sweden (7%)
Hong Kong (6%)
Other countries (14%)
Cash (24%)
[end chart]

FUND NET ASSETS: $26 million

JAPAN'S BUBBLE INFLATES:

* 1984 market value of Japanese stocks: $632 billion ($2.8 trillion today).

* At the height of Japan's real estate bubble, Tokyo's Imperial Park was worth more than the entire state of California.

* By the time stock prices peaked in December 1989, we had reduced EuroPacific's Japanese position to 13% of net assets, affording shareholders considerable downside protection.

[illustration of Japan]

[End Sidebar]

CAPITALIZING ON CHANGE:
A LOOK BACK AT EUROPACIFIC GROWTH FUND'S FIRST 15 YEARS

World markets have undergone remarkable changes since 1984. Through it all, EuroPacific Growth Fund has maintained a consistent approach: get to know companies inside and out, invest for the long term and avoid taking excessive risks. If that philosophy has occasionally made us seem out of step with the pack, it has served us - and our shareholders - very well over the years.

EuroPacific Growth Fund was created in the belief that international markets offered U.S. investors two important benefits: First, over the long run, diversification could help offset the volatility that often comes with investing in one market, even if that market is the United States; second, taking advantage of investment opportunities beyond our borders could make good sense.

It was a view that had few takers in 1984. With U.S. stocks making progress, and a strong dollar trimming gains from foreign securities, most American investors simply preferred to stay home. What's more, international markets were notoriously difficult to trade in. Stock exchanges were often restricted or closed to foreigners. Publicly held companies had scant interest in minority shareholders, and accounting standards differed from country to country. Much of the world remained in the grip of socialist or communist governments, offering little or no opportunity for profitable investments. As a result, when EuroPacific began operations in 1984, it was one of only 11 stock mutual funds investing exclusively outside the United States. By the end of its first fiscal year, the fund's net assets had reached just $26 million.

Today, of course, that scenario is greatly changed. The intervening years have seen communism fall and market economies flourish. Deregulation has encouraged companies to look beyond their geographic borders to grow and stay competitive, and the quickening of technological innovation has created entire industries that didn't exist when EuroPacific began. Meanwhile, the rapid expansion of developing nations has stimulated demand for everything from basic infrastructure to consumer goods; the financial markets of these countries have also widened our investment universe. Today, companies take their responsibilities to shareholders very seriously and global markets have made great strides forward, operating more freely and efficiently than ever.

[Begin Sidebar]
WHEN EUROPACIFIC BEGAN IN 1984, MOST AMERICANS PREFERRED TO INVEST AT HOME. TODAY, THAT SCENARIO IS GREATLY CHANGED.
[End Sidebar]

With the convergence of these forces, international investing has gained wide acceptance. When EuroPacific was introduced in April 1984, stock markets outside the U.S. had a combined value of $1.4 trillion, slightly more than Germany's today. Fifteen years later, the value of international markets has grown eightfold, to $11.8 trillion. EuroPacific's growth has mirrored this trend. At $22 billion in assets, and close to one million shareholder accounts, it is by far the nation's largest international growth fund.

EuroPacific's investment universe has broadened as well. At the close of its first fiscal year, the fund had investments in 55 companies based in 12 countries. Today, the number of companies has grown to nearly 250 and the number of countries represented to 33; the portfolio touches down on every continent but Antarctica.

Over the years, our global research has expanded to accommodate the ever-increasing scope of that universe. The fund's investment adviser, Capital Research and Management Company, now operates research bases out of nine cities, including two in Europe and three in Asia. This far-flung network comprises more than 100 analysts and portfolio counselors who conduct thousands of visits a year to identify companies' potential value as long-term investments. Ultimately, we think it helps us make better decisions on your behalf.

It would be impossible in these few pages to chronicle everything that has happened in world markets in the last decade and a half. To help bring our research-oriented approach to life, we have chosen instead to highlight a region, an industry and a company - Europe, telecommunications and Ericsson - which exemplify why we believe international investing makes sense, and what makes EuroPacific Growth Fund so special.

[Begin Sidebar]
MARKET CAPITALIZATION
OUTSIDE THE U.S.: $11.8 trillion
(As of 3/31/99. Source: MSCI)

NUMBER OF U.S.-BASED
INTERNATIONAL MUTUAL FUNDS: 559
(As of 3/31/99. Source: Lipper, Inc.)

STOCK MARKETS OPENING
TO FOREIGN INVESTORS IN
THE PAST FIVE YEARS:
China, Czech Republic,
Hungary, Morocco,
Poland, Russia
(Source: MSCI)

[photo:  open door]

A FUND SNAPSHOT
(As of 3/31/99)

10 LARGEST HOLDINGS
* Mannesmann
* Telecom Italia
* Astra
* Telefonos de Mexico
* Deutsche Telekom
* Nokia
* Novartis
* News Corp.
* Dixons Group
* Ericsson

GEOGRAPHIC CONCENTRATIONS
[begin pie chart]
U.K. (15%)
Japan (14%)
Germany (7%)
Australia (6%)
France (6%)
Other countries (43%)
Cash (9%)
[end chart]

FUND NET ASSETS: $22 billion

NOW
EUROPACIFIC

A MULTIPLE PORTFOLIO
COUNSELOR SYSTEM

[illustration:  cameos of seven people]

EuroPacific's assets are divided among SEVEN PORTFOLIO COUNSELORS, each of whom manages his or her portion independently.

Another portion is managed by the fund's research analysts.

This approach has been employed since the fund began.
[End Sidebar]

[Begin Sidebar]
EUROPE'S LARGEST
COMPANIES IN 1984
 (by market capitalization)
* Royal Dutch Petroleum
* British Petroleum
* Shell
* General Electric (U.K.)
* Daimler-Benz
* Siemens
* Imperial Chemical Industries
* B*A*T Industries
* Nestle
* Glaxo
(Source: MSCI Perspective)

Capital Research and Management Company opened its first European research office in 1962, in Geneva; a London office followed in 1979. Its first European investment was in 1953, in Royal Dutch Petroleum.

THE "THATCHER REVOLUTION" sweeps the U.K., financed in part by discovery of North Sea oil in the late 1970s. Taxes are cut and industries are privatized. Inflation is reduced, but unemployment soars.

[photo:  Thatcher]

EUROPE
THEN

COMMUNISM LOSES ITS GRIP
The late 1980s saw Moscow launch economic reforms, Eastern Europe move toward a market economy, and the Berlin Wall dismantled.

[photo:  Berlin Wall]

[End Sidebar]

EUROPE: A REGION REDEFINES ITSELF. As EuroPacific's name would suggest, European companies have always played a major role in the portfolio. Successful holdings over the years have included such "international blue chips" as Royal Dutch Petroleum, Michelin and BMW, as well as smaller, lesser known firms with above-average growth potential. Prospects for the future are even more encouraging, as Europe transforms itself from a collection of separate interests into an economic powerhouse. The contrast with Asia, which was growing rapidly in the mid-1980s and is now struggling with a severe recession, is startling.

Investing in Europe was difficult in the fund's early years. Thierry Vandeventer, a portfolio counselor who has worked out of Capital's Geneva office for the last 35 years, recalls that acquiring stocks for the portfolio was something of a challenge. "In the early 1980s," he notes, "most financial markets were less than hospitable to foreign investors. In Switzerland, for example, foreigners could only buy bearer, or unregistered, shares. These were sold at a steep premium to the registered shares available to Swiss investors, which meant that locals could buy the same stock much more cheaply." There were other obstacles. Trading costs were high. Some markets executed orders by hand, resulting in long delays in settlements. What's more, because accounting practices differed from country to country, evaluating and comparing balance sheets often required detective work.

Compounding these difficulties was a less than robust business environment. Decades of generous government subsidies had bloated industries and discouraged free enterprise. Many companies, such as telephone service providers and electric and water utilities, were government-sponsored; in the early 1980s, President Mitterand also nationalized France's major banks and insurance companies, as well as some of its largest industrial companies. In the U.K., the pro-business Thatcher government was just beginning to reverse years of welfare dependence and crippling labor strikes.

The situation is vastly improved today. Financial markets are generally well-managed, and restrictions on foreign ownership of stock have eased considerably. Companies have become much more transparent and willing to disclose financial information. Hundreds of companies that were once state-run have been privatized, creating new investment opportunities. Corporate management is increasingly concerned about improving profits and their responsibilities to shareholder interests. These changes were driven, in part, by U.S. institutional investors, who had become major forces in European stock markets, but another catalyst was the Continent's burgeoning equity culture: In 1998, Europeans poured nearly $80 billion dollars into stock mutual funds.

[Begin Sidebar]
WITH THE PUSH TOWARD ECONOMIC CONVERGENCE, EUROPE'S MOST REWARDING INVESTMENT OPPORTUNITIES MAY LIE AHEAD.
[End Sidebar]

The net effect has been remarkable growth in European markets - from about $530 billion in 1984 to more than $7.6 trillion today. In 1984, European stocks accounted for 37% of international markets; today, they account for nearly two-thirds, a market capitalization that includes Portugal, Ireland, Hungary and Poland - markets that were scarcely viable 15 years ago.

Europe's greatest metamorphosis - and its most rewarding investment opportunities - may lie ahead, with the advent of a single currency and the push toward economic convergence. Even before the euro was officially adopted this year, governments across the continent began slashing budget deficits and reducing inflation to qualify for acceptance into the union. Although unemployment is still quite high in much of Europe, the pieces are in place for an economic renaissance.

"Euroland," as the European Union has been dubbed, is a massive marketplace that may eventually rival the U.S. in size and influence. There can be numerous benefits for businesses - access to a larger pool of capital and a removal of tax barriers, to name two - but there are daunting challenges as well. A single monetary unit will expose pricing disparities once masked by currency differences, making some businesses less competitive. Retailers, banks, pharmaceutical companies and automakers are being forced to make dramatic changes in the way they operate as they scramble for position in a pan-European market. Many are aggressively cutting costs, or restructuring. Others are pooling their resources by consolidating; the value of European mergers approached $600 billion in 1998, a record. Not all businesses will thrive in this environment; it is our challenge to judge which will fare well in the future.

[Begin Sidebar]
EUROPE'S LARGEST
COMPANIES TODAY
(by market capitalization)
* Novartis
* Roche Holding
* Glaxo Wellcome
* Royal Dutch Petroleum
* Nestle
* British Petroleum
* Allianz
* British Telecom
* Deutsche Telekom
* France Telecom

(Source: MSCI Perspective)
European stock prices have increased dramatically in the last 15 years. [begin line graph]

Date             Dividends in cash

3/31/84          $10,000

9/30/84          8,947

3/31/85          9,899

9/30/85          12,466

3/31/86          18,956

9/30/86          20,083

3/31/87          24,499

9/30/87          27,047

3/31/88          22,809

9/30/88          22,459

3/31/89          25,443

9/30/89          28,655

3/31/90          30,525

9/30/90          27,176

3/31/91          30,302

9/30/91          31,278

3/31/92          30,781

9/30/92          31,392

3/31/93          31,291

9/30/93          34,372

3/31/94          36,725

9/30/94          37,378

3/31/95          39,596

9/30/95          43,363

3/31/96          45,999

9/30/96          48,471

3/31/97          55,154

9/30/97          64,480

3/31/98          76,988

9/30/98          68,739

3/31/99          79,267




[end graph]
(From 4/1/84-3/31/99. Source: MSCI-Europe, with dividends in cash.)

The New York Stock Exchange lists 172 SECURITIES of companies based in Europe. (As of 3/31/99)

In 1998, Europeans invested roughly the same amount as Americans in stock and bond funds - more than $200 billion - although the largest part went to bond funds.

EUROPE
NOW

THE BIRTH OF "EUROLAND":

* The genesis of the euro was the Maastricht Treaty, signed by members of the European Union (EU) in 1991.

* The euro was formally introduced on January 1, 1999, although hard currency won't be in circulation until 2002.

* ELEVEN EU COUNTRIES have adopted the euro: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Spain and Portugal. Greece failed to qualify; Denmark, Sweden and the U.K. opted not to join.

* Stocks and bonds are already being traded in euros, including many of EuroPacific's holdings.

[graphic:  symbol of euro]

[End Sidebar]

[Begin Sidebar]

COST OF A FIVE-MINUTE CALL TO CHINA FROM THE U.S.

1984
$11.50

1999
$3.30*

*Excludes monthly service charge.
(Source: AT&T)

[illustration:  China, U.S., and phones]

TELECOMMUNICATIONS
THEN

In 1984, British Telecom became the first large government-owned telephone company to be privatized.

EuroPacific's first telecommunications holding, Philippine Long Distance, was acquired in 1986.

Fewer than half of all offices had a fax machine in 1984; today, nearly every office has one. Fax machines are expected to be in 25% of all homes by 2000.

Motorola produced the first wireless phone, a brick-sized contraption that cost $4,000, in 1984.

[photo:  wireless phone]

[End Sidebar]

Interestingly, even as European companies are transforming themselves, our research approach has remained consistent. According to Mark Denning, EuroPacific's president and one of its seven portfolio counselors, there's a simple reason for that. "Successful companies are finally positioning themselves the way we've always researched them - in a global context, as European, rather than French, Italian or British. Because we evaluate individual companies on a global basis, rather than concentrating on a particular country, we don't have to change the way we go about our business."

TELECOMMUNICATIONS: A GLOBAL CONVERGENCE. Although telephones have been helping people stay in touch for more than a century, the telecommunications industry today is in the process of reinventing itself. Phone lines are now linking voice, data and video, and doing it more clearly and less expensively than ever. And in the last decade, wireless phones have gone from being a novelty to a mass-market consumer product and an indispensable business tool. Technological progress has put telecommunications at the very heart of the information revolution.

Like many revolutions, it seemed to come from nowhere. Not long ago, phone service around the world tended to be slow, expensive or simply nonexistent. There was little incentive to improve. AT&T's monopoly in the U.S. seemed unassailable, and most overseas phone companies were bureaucratic, state-run operations.

All of that changed in 1984, the year EuroPacific was born. In the U.S., the passage of the Telecommunications Act brought Ma Bell's monopoly in this country to an end. As other barriers to competition crumbled, phone companies began to find ways to improve services, operate more efficiently and increase profits. Some developing nations that had virtually no phone service two decades ago have leapfrogged developed nations by building infrastructures that accommodate fixed lines, wireless technology and Internet access. For example, Telecomunicaciones de Chile, a fund holding, has one of the world's few all-digital networks.

Outside the U.S., these enhancements have been financed in large part by a wave of privatizations. In stock offerings worth some $160 billion, governments have sold off all or portions of their national telephone companies in the last 15 years. In the 1980s, these included NTT of Japan and British Telecom. More recent privatizations include Deutsche Telekom, France Telecom, KPN of the Netherlands and Swisscom.

Telecommunications stocks have proven to be very attractive investments indeed. As a group, they had an average annual return of 20% over the past five years, as measured by MSCI; in the past fiscal year, they increased 32%. Telecommunications is also by far EuroPacific's largest industry concentration, consisting of 31 companies and accounting for close to one fifth of net assets.

The industry is constantly evolving - and highly competitive. Worldwide deregulation has opened once-protected markets. To survive, phone companies must offer an increasing number of services at ever lower costs. David Riley, a EuroPacific analyst based in Geneva, has been impressed by how effectively some firms are meeting these challenges, particularly for their corporate clients. "In some sense, globalization breeds globalization. As businesses have expanded the parameters of their operations, they have demanded more sophisticated, reliable services. Phone companies have responded by expanding right along with them."

Mergers, such as the acquisition by Vodafone, a U.K.-based cellular operator, of AirTouch, the U.S. mobile phone company, can help companies tap into new markets and leverage the cost of growth. Both Vodafone and AirTouch do substantial business outside the countries in which they are based, and the new single entity will be a truly global operator. New entrants in the industry, such as COLT Telecom of the U.K., are challenging the notion of domestic phone service by building pan-European networks to meet the needs of business customers in Europe's financial centers.

[Begin Sidebar]
More than 40 telephone companies have been privatized since 1984, in sales worth some $160 billion.

The world's largest telephone company by revenue is Japan's Nippon Telephone & Telegraph. The largest by market value is AT&T.

Ten years ago, there were 4 million mobile phone subscribers; TODAY THERE ARE 300 MILLION, a number that is expected to double by 2000.

[photo:  woman talking on phone]

TELECOMMUNICATIONS
NOW

Telecommunications companies account for nearly one fifth of EuroPacific's portfolio.

About $1 trillion is spent annually on telecommunications products and services.

Worldwide Internet data traffic over telephone lines is expected to surpass voice transmissions by the year 2000.

[photo:  satellite]

[End Sidebar]

[Begin Sidebar]
L.M. ERICSSON founded his telegraph repair company in 1876, the same year Alexander Graham Bell applied for his patent on the telephone in the U.S.

[photo:  telegraph]

ERICSSON
THEN

Ericsson has always had a GLOBAL FOCUS: It first did business in China in 1892, in Brazil in 1924. Today, these markets represent 13% and 6% of sales, respectively. Sweden, its home market, accounts for only 4%.

In 1984, TELEPHONE SWITCHES were the largest segment of Ericsson's business. The company sold its first WIRELESS SYSTEM in 1981.

[photo:  repairmen]

[End Sidebar]

In addition to partnering with each other, telecommunications firms are linking up with technology companies. Data now make up more than half of all transmissions across telephone lines, and service providers are borrowing technology from the Internet that can send information faster and more cheaply than traditional circuits. This convergence of the telecommunications and computer industries is the next wave of the information revolution. It will have enormous implications going forward.

As telecommunication crosses geographic and industry boundaries, research becomes more critical than ever. David spends a lot of time studying companies on his own, but his work isn't done until he has talked with other Capital associates with relevant areas of expertise. Working in a telecommunications "cluster" helps him and other analysts leverage their many hours of research and close the circle of information. "The constant interplay of perspectives is essential to the process," stresses David. "Without it, it's like using an encyclopedia with $A' through $M' missing."

ERICSSON: A LEADER IN WIRELESS TECHNOLOGY. If service providers are the driving force behind the rapid changes in communications, companies like Ericsson have been the engines that have made it all possible. Ericsson may be best known for its sophisticated cell phones, but its primary business is mobile infrastructure - the equipment that makes wireless networks run. In this, it is an industry leader, supplying about 40% of the world's mobile telephone systems. The company, which is based in Stockholm, is truly a global enterprise, with operations in more than 130 countries, including a firm foothold in developing nations.

Although mobile telephony is a fairly new phenomenon, Ericsson has been in EuroPacific's portfolio since 1984, making it one of the fund's oldest holdings. Back then, the bulk of Ericsson's sales came from public switches, the devices that direct the path of phone calls. Portfolio counselor Martial Chaillet, then an analyst for the fund, remembers being impressed by the company's commitment to expanding its cellular business. "Even then, management was very forward-thinking about the potential for wireless technology," he says. "They were not afraid to make the investments necessary to become the market leaders." When the stock price fell in 1984, he recommended it for the fund. Since then, Ericsson has remained in the portfolio continuously, although we have bought and sold shares as valuations warranted. Over the years, the stock has made important contributions to the fund's lifetime record.

In an industry in which technology is king, Ericsson has maintained its dominant position by committing enormous resources to research and development. Jesper Lyckeus, a London-based analyst who follows the company today, notes that "When it comes to planning for the future, Ericsson doesn't take short cuts. They devote a higher proportion of their revenues to research than their competitors do. If that means sacrificing earnings in the near term, management knows they will reap the real benefits down the line."

Today, Ericsson continues to be in the vanguard. It provides links to every technological standard of mobile communications around the world, giving it a truly global reach. It is also developing the third generation of "smart phones" that will combine wireless voice and data communications. (The first two generations were analog and digital voice communication, developed in the 1980s and 1990s, respectively.) In all likelihood, these are mere baby-steps into the technological revolution that will transform the world in the years ahead.

Ericsson's strategy - intensive research and a long-term perspective - fits neatly with Capital's own investment approach. "Investors who take a snapshot view of a stock can lose sight of the larger landscape," says Jesper. "That can lead them to underestimate the real value of a company. The bright side is that their shortsightedness often provides opportunities for long-term investors like us."

[Begin Sidebar]

[illustration:  earth]

About 40% of the world's wireless phone subscribers - MORE THAN 75 MILLION PEOPLE - are connected to Ericsson's systems. Its products are used in more than 130 COUNTRIES.

Ericsson is CHINA'S #1 SUPPLIER of mobile phones. Coincidentally, the word "Ericsson" translates roughly as "loyalty" in Mandarin.

[photo:  man talking on phone]

ERICSSON
NOW

HALF OF THEIR REVENUES come from wireless networks, one-quarter from mobile handsets.

About 15% of Ericsson's budget is spent on research.

SWEDEN claims the world's second-highest concentration of cell phone users, about 45% of the population. (Finland is first, with 50%.)

[illustration:  Sweden]

[End Sidebar]

EuroPacific Growth Fund
Investment Portfolio, March 31, 1999



                                                                                   Largest                             Percent
                                                                                   Individual                           of Net
Industry Diversification                                                           Holdings                             Assets
Percent of Net Assets
19.13%  Telecommunications                                                         Mannesmann                              3.42
8.43%   Banking                                                                    Telecom Italia                          2.50
7.20%   Health & Personal Care                                                     Astra                                   2.42
5.61%   Broadcasting & Publishing                                                  Telefonos de Mexico                     1.67
5.38%   Electronic Components                                                      Deutsche Telekom                        1.65
44.28%  Other Industries                                                           Nokia                                   1.65
 .56%    Bonds & Notes                                                              Novartis                                1.59
9.41%   Cash and Equivalents                                                       News Corp.                              1.45
                                                                                   Dixons Group                            1.37
                                                                                   Ericsson                                1.34




                                                                                              Shares or      Market    Percent
                                                                                              Principal       Value     of Net
EQUITY SECURITIES (common and preferred stocks and convertible debentures )                      Amount  (Millions)     Assets
--------------------------------------------                                                   --------    --------   --------

TELECOMMUNICATIONS  -  19.13%
Mannesmann AG (Germany)                                                                        5,907,500     754.277       3.42
Telecom Italia SpA, nonconvertible savings shares (Italy)                                     55,084,500     327.525
Telecom Italia SpA, ordinary shares                                                           21,200,000     225.173       2.50
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)                                          5,147,000     337.129
Telefonos de Mexico, SA de CV, Class L                                                         9,612,500      31.419       1.67
Deutsche Telekom AG (Germany)                                                                  8,929,983     363.839       1.65
Orange PLC (United Kingdom) (1)                                                               15,274,500     213.649        .97
Telecom Italia Mobile SpA (Italy)                                                             14,805,000      99.150
Telecom Italia Mobile SpA, savings shares                                                     20,705,000      79.823        .81
Telefonica, SA (Spain)                                                                         3,779,900     160.289        .73
Swisscom AG (Switzerland) (1)                                                                    406,810     159.091        .72
Tele Danmark AS (Denmark)                                                                        997,200      98.816
Tele Danmark AS, Class B (ADR)                                                                 1,012,100      49.593        .67
COLT Telecom Group PLC (United Kingdom) (1)                                                    7,696,000     138.438
COLT Telecom Group PLC 2.00% convertible debentures 2005                                    DM5,000,000        3.197        .64
Koninklijke PTT Nederland NV (Netherlands)                                                     3,240,947     128.900        .58
France Telecom, SA (France)                                                                    1,274,444     103.026        .47
DDI Corp. (Japan)                                                                                 21,755     102.852        .47
Vodafone Group PLC (United Kingdom)                                                            4,274,948      79.313
Vodafone Group PLC (ADR)                                                                         105,000      19.714        .45
Teleglobe Inc. (Canada)                                                                        3,100,000      94.388        .43
Telecom Corp. of New Zealand Ltd. (New Zealand)                                               13,889,200      67.844
Telecom Corp. of New Zealand Ltd. (2)                                                          4,107,000      20.061
Telecom Corp. of New Zealand Ltd. (ADR)                                                           63,600       2.480        .41
Philippine Long Distance Telephone Co. (ADR)  (Philippines)                                    1,624,094      42.023
Philippine Long Distance Telephone Co., convertible preferred
 Series III (GDR)                                                                                400,000      19.000
Philippine Long Distance Telephone Co.                                                           533,120      14.088        .34
NTT Mobile Communications Network, Inc. (Japan)                                                    1,479      73.045        .33
Compania de Telecomunicaciones de Chile SA (ADR) (Chile)                                       3,051,273      71.896        .33
British Telecommunications PLC (United Kingdom)                                                4,000,000      65.489        .30
Videsh Sanchar Nigam Ltd. (GDR) (India) (2)                                                    3,781,159      38.568
Videsh Sanchar Nigam Ltd.                                                                        450,000       7.227
Videsh Sanchar Nigam Ltd. (GDR)                                                                  486,950       4.967        .22
SK Telecom Co., Ltd. (ADR) (South Korea)                                                       1,861,650      22.689
SK Telecom Co., Ltd.                                                                              21,927      19.072        .19
Telefonica de Argentina SA, Class B (ADR) (Argentina)                                          1,189,400      35.979        .16
Mahanagar Telephone Nigam Ltd. (India)                                                         6,850,000      28.571
Mahanagar Telephone Nigam Ltd. (GDR) (2)                                                         570,600       6.063        .16
Telefonica del Peru SA, Class B (ADR) (Peru)                                                   2,408,900      30.713        .14
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp.
 (ADR) (Indonesia)                                                                               892,700      11.549
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp.                                   7,290,500       9.770        .09
Magyar Tavkozlesi Rt. (ADR) (Hungary)                                                            655,500      17.535        .08
Telstra Corp. Ltd. (Australia)                                                                 2,800,000      14.691        .07
Telecom Argentina STET-France Telecom SA, Class B (ADR) (Argentina)                              439,300      12.053        .05
Millicom International Cellular SA (Luxembourg) (1)                                              440,000      11.440        .05
Telesp Celular Participacoes SA, preferred nominative (Brazil)                               194,412,100       7.255
Telesp Celular Participacoes SA, ordinary nominative                                          39,540,000        .945        .03



BANKING  -  8.43%
Bank of Nova Scotia (Canada)                                                                  12,098,200     257.212       1.16
Westpac Banking Corp. (Australia)                                                             25,275,696     184.750        .85
ABN AMRO Holding NV (Netherlands)                                                              8,528,000     177.642        .80
Fuji Bank, Ltd. (Japan)                                                                       12,871,000      76.172
Fuji JGB Investment LLC, Series A, 9.87% noncumulative
 preferred (2)                                                                                41,000,000      36.490        .50
HSBC Holdings PLC (United Kingdom)                                                             3,508,374     110.019        .50
Sakura Bank, Ltd. (Japan)                                                                     32,369,000      98.104
Sakura Finance (Bermuda) Trust, convertible preference share units                         1,614,000,000       9.606        .49
Australia and New Zealand Banking Group Ltd. (Australia)                                      14,736,339     107.245        .49
Bank of Scotland (United Kingdom)                                                              7,385,000      98.629        .45
Asahi Bank, Ltd. (Japan)                                                                      15,834,000      83.548        .38
Royal Bank of Canada (Canada)                                                                  1,752,700      82.258        .37
ForeningsSparbanken AB, Class A (Sweden)                                                       3,400,000      80.072        .36
Bangkok Bank PCL (Thailand) (1)                                                               32,400,000      66.475        .31
Tokai Bank, Ltd. (Japan)                                                                       9,662,000      62.320        .28
Commonwealth Bank of Australia (Australia)                                                     3,666,248      60.328        .27
Hang Seng Bank Ltd. (Hong Kong)                                                                6,095,500      56.047        .25
STB Cayman Capital Ltd. 0.50% convertible debentures 2007 (Japan)                        Y5,925,000,000       49.021        .22
Royal Bank of Scotland Group PLC (United Kingdom)                                              2,067,974      45.106        .20
Banque Nationale de Paris (France)                                                               475,000      41.321        .19
Allied Irish Banks, PLC (Ireland)                                                              1,050,000      18.128        .08
Barclays Bank PLC (United Kingdom)                                                               522,400      15.103        .07
Unidanmark A/S, Class A (Denmark)                                                                212,000      14.478        .07
Unibanco-Uniao de Bancos Brasileiros SA, units (GDR) (Brazil)                                    600,000      11.550        .05
MBL International Finance (Bermuda) Trust 3.00% convertible
 debentures 2002 (Bermuda)                                                                  $10,000,000       10.625        .05
Toyo Trust and Banking Co., Ltd. (Japan)                                                       2,800,000       8.723        .04



HEALTH & PERSONAL CARE  -  7.20%
Astra AB, Class A (Sweden)                                                                    20,514,400     470.640
Astra AB, Class B                                                                              2,832,267      64.288       2.42
Novartis AG (Switzerland)                                                                        215,866     350.673       1.59
Zeneca Group PLC (United Kingdom)                                                              5,693,900     266.975       1.21
Elan Corp., PLC (ADR) (Ireland) (1)                                                            2,337,400     163.034        .74
Glaxo Wellcome PLC (United Kingdom)                                                            2,185,000      72.887
Glaxo Wellcome PLC (ADR)                                                                       1,000,000      66.937        .63
SmithKline Beecham PLC (ADR) (United Kingdom)                                                    850,000      60.775        .28
Synthelabo (France)                                                                              128,000      27.837        .13
Shiseido Co., Ltd. (Japan)                                                                     1,628,000      22.540        .10
Fujisawa Pharmaceutical Co. Ltd. (Japan)                                                       1,469,000      23.129        .10



BROADCASTING & PUBLISHING  -  5.61%
News Corp. Ltd. (ADR) (Australia)                                                              3,958,200     116.767
News Corp. Ltd., preferred                                                                    15,423,952     106.270
News Corp. Ltd.                                                                                8,735,006      64.803
News Corp. Ltd., preferred (ADR)                                                               1,181,600      32.494       1.45
CANAL + (France)                                                                                 680,015     199.265        .90
Mediaset SpA (Italy) (2)                                                                       9,174,544      86.207
Mediaset SpA                                                                                   8,093,000      76.045        .73
Grupo Televisa, SA, ordinary participation certificates
 (ADR) (Mexico) (1)                                                                            4,347,700     136.409        .62
Pearson PLC (United Kingdom)                                                                   2,460,000      55.873        .25
Thomson Corp. (Canada)                                                                         1,660,000      46.524        .21
Fuji Television Network Inc. (Japan)                                                               9,195      46.577        .21
Nippon Television Network Corp. (Japan)                                                          113,650      43.752        .20
Pathe (France)                                                                                   165,000      42.384        .19
Television Broadcasts Ltd. (Hong Kong)                                                        10,677,000      38.924        .18
Publishing & Broadcasting Ltd. (Australia)                                                     5,429,789      31.060        .14
Arnoldo Mondadori Editore SpA (Italy) (1)                                                      1,950,000      29.105        .13
Modern Times Group MTG AB, Class B (ADR) (Sweden) (1)                                            211,822      18.852
Modern Times Group MTG AB, Class A (1)                                                           302,260       5.113        .11
Societe Europeenne des Satellites SA, Class A (FDR) (Luxemborg) (1)                              150,000      20.399        .09
Daily Mail and General Trust PLC, Class A (United Kingdom)                                       395,000      19.149        .09
United News & Media PLC 6.125% convertible
 debentures 2003 (United Kingdom)                                                          GBP7,400,000       12.670        .06
Independent Newspapers, PLC (Ireland)                                                          2,249,202      10.196        .05



ELECTRONIC COMPONENTS  -  5.38%
Murata Manufacturing Co., Ltd. (Japan)                                                         5,371,000     285.667       1.29
Rohm Co., Ltd. (Japan)                                                                         2,235,000     266.992       1.21
Samsung Electronics Co., Ltd. (South Korea)                                                    3,324,289     257.592
Samsung Electronics Co., Ltd. (GDR) (2)                                                          203,596       8.327       1.21
Hoya Corp. (Japan)                                                                             2,294,000     130.145        .59
Hon Hai Precision Industry Co. Ltd. (Taiwan) (1)                                              19,400,000     103.678        .47
Hirose Electric Co., Ltd. (Japan)                                                              1,000,000      83.580        .38
Siliconware Precision Industries Co., Ltd. (Taiwan)                                           23,199,400      47.281        .21
LG Semicon Co., Ltd. (South Korea)                                                               395,233       4.046        .02



BUSINESS & PUBLIC SERVICES  -  5.16%
Rentokil Initial PLC (United Kingdom)                                                         31,860,900     197.123        .89
Reuters Group PLC (United Kingdom)                                                            12,094,933     177.176        .80
TNT Post Groep (Netherlands)                                                                   5,126,900     154.384        .70
Vivendi SA (France)                                                                              482,170     118.600        .56
Brambles Industries Ltd. (Australia)                                                           4,005,000     102.039        .46
United Utilities PLC (United Kingdom)                                                          4,978,414      60.237        .27
Securitas AB, Class B (Sweden)                                                                 3,108,000      49.175        .22
Hyder PLC (United Kingdom)                                                                     3,850,000      48.758        .22
Hays PLC (United Kingdom)                                                                      4,600,000      47.904        .22
Thames Water PLC (United Kingdom)                                                              2,786,597      42.349        .19
Comparex Holdings Ltd. (South Africa)                                                          4,500,000      35.127        .16
Ratin A/S, Class B (Denmark)                                                                     140,000      25.224        .11
Dimension Data Holdings Ltd. (South Africa) (1)                                                5,267,818      23.424        .11
ALTRAN TECHNOLOGIES (France)                                                                     100,000      25.364        .11
TT Tieto Oy (Finland)                                                                            500,000      20.588        .09
SAP AG (Germany)                                                                                  37,000      11.900        .05



ELECTRICAL & ELECTRONICS  -  4.40%
Nokia Corp., Class A (Finland)                                                                 1,438,000     231.408
Nokia Corp., Class A (ADR)                                                                       850,000     132.388       1.65
Telefonaktiebolaget LM Ericsson, Class B (Sweden)                                              8,580,100     208.853
Telefonaktiebolaget LM Ericsson, Class B (ADR)                                                 3,620,000      86.201       1.34
Matsushita Communication Industrial Co., Ltd. (Japan)                                          1,600,000     108.198        .49
Siemens AG (Germany)                                                                           1,000,000      66.809        .30
ECI Telecom Ltd. (Israel)                                                                      1,765,000      61.775        .28
Premier Farnell PLC (United Kingdom)                                                          13,567,800      47.280        .21
Northern Telecom Ltd. (Canada)                                                                   460,000      28.577        .13



AUTOMOBILES  -  3.91%
Bayerische Motoren Werke AG (Germany)                                                            383,480     249.771
Bayerische Motoren Werke AG, preferred                                                            56,726      20.873       1.22
Suzuki Motor Corp. (Japan)                                                                    14,565,000     193.175        .87
Volvo AB, Class B (Sweden)                                                                     4,970,000     130.353        .59
Honda Motor Co., Ltd. (Japan)                                                                  1,890,000      85.365        .39
Peugeot SA (France)                                                                              500,000      71.881        .33
Mitsubishi Motors Corp. (Japan) (1)                                                           17,820,000      66.496        .30
Porsche AG, preferred (Germany)                                                                   10,000      24.554        .11
Nissan Motor Co., Ltd. (Japan)                                                                 4,000,000      15.534        .07
Mazda Motor Corp. (Japan)                                                                      1,669,000       6.482        .03



MERCHANDISING  -  3.40%
Dixons Group PLC (United Kingdom)                                                             14,350,000     302.774       1.37
Kingfisher PLC (United Kingdom)                                                                6,862,231      86.629        .40
Carrefour SA (France)                                                                             98,000      75.521        .34
Cifra, SA de CV, Class V (Mexico) (1)                                                         36,408,570      57.167
Cifra, SA de CV, Class C (1)                                                                   8,402,600      12.981        .32
Koninklijke Ahold NV (Netherlands)                                                             1,076,010      41.228
Koninklijke Ahold NV 3.00% convertible debentures 2003                                      $18,900,000       12.096        .24
Tesco PLC (United Kingdom)                                                                    17,744,600      47.510        .22
H & M Hennes & Mauritz AB, Class B (Sweden)                                                      500,000      37.729        .17
Safeway PLC (United Kingdom)                                                                   7,615,000      29.945        .14
Coles Myer Ltd. (Australia)                                                                    5,311,047      28.886        .13
George Weston Ltd. (Canada)                                                                      350,000      14.801        .06
Amway Japan Ltd. (ADR) (Japan)                                                                   581,250       2.543        .01
Edgars Stores Ltd. (South Africa)                                                                 57,720        .298        .00



ENERGY SOURCES  -  2.82%
Royal Dutch Petroleum Co. (Netherlands)                                                        1,600,000      85.049
Royal Dutch Petroleum Co. (New York Registered Shares)                                           280,000      14.560
"Shell" Transport and Trading Co., PLC
 (New York Registered Shares) (United Kingdom)                                                   675,000      27.422        .57
Broken Hill Proprietary Co. Ltd. (Australia)                                                  14,767,604     126.246        .57
Elf Aquitaine (France)                                                                           790,000     107.263        .49
TOTAL, Class B (ADR) (France)                                                                    828,807      50.557
TOTAL, Class B                                                                                   185,693      22.868        .33
Sasol Ltd. (South Africa)                                                                     13,213,700      65.404        .30
Norsk Hydro AS (Norway)                                                                          650,000      26.495
Norsk Hydro AS (ADR)                                                                             500,000      20.187        .21
ENI SpA (Italy)                                                                                3,500,000      22.401
ENI SpA (ADR)                                                                                    250,000      15.781        .17
YPF SA, Class D (ADR) (Argentina)                                                                850,000      26.828        .12
Electrafina SA (Belgium)                                                                         107,764      12.503        .06



INSURANCE  -  2.73%
ING Groep NV (Netherlands)                                                                     5,231,681     288.257       1.31
PartnerRe Holdings Ltd. (Singapore - Incorporated in Bermuda)                                  2,031,900      82.292        .37
Royal & Sun Alliance Insurance Group PLC (United Kingdom)                                      7,753,283      73.299        .33
Union des Assurances Federales (France)                                                          493,960      59.177        .27
Allied Zurich PLC (United Kingdom) (1)                                                         4,065,000      54.760        .25
Swiss Life-Glaxo Wellcome 2.00% convertible debentures
 2003 (Switzerland) (2)                                                                     $15,000,000       16.970
Swiss Life-Mannesmann 1.50% convertible debentures 2003 (2)                                  $8,000,000       10.490        .12
Corporacion Mapfre, CIR, SA (Spain)                                                              858,500      16.947        .08



MULTI-INDUSTRY  -  2.44%
Orkla AS, Class A (Norway)                                                                     7,896,000     121.076
Orkla AS, Class B                                                                              2,000,000      26.656        .67
BTR Siebe PLC (formerly Siebe PLC) (United Kingdom)                                           30,780,000     137.303        .62
Lend Lease Corp. Ltd. (Australia)                                                              7,006,526      89.472        .40
Hutchison Whampoa Ltd. (Hong Kong)                                                             7,735,000      60.890        .28
Lagardere Groupe SCA (France)                                                                    920,000      29.878        .14
TI Group PLC (United Kingdom)                                                                  3,983,500      25.835        .12
Swire Pacific Ltd., Class A (Hong Kong)                                                        5,000,000      23.229        .10
Ayala Corp. (Philippines)                                                                     62,388,750      18.991        .09
PT Astra International (Indonesia) (1)                                                        54,000,000       5.180        .02
Groupe Bruxelles Lambert SA (Belgium) (1)                                                        126,900        .006        .00



BEVERAGES & TOBACCO  -  1.98%
Foster's Brewing Group Ltd. (Australia)                                                       54,501,800     160.770        .73
South African Breweries PLC (United Kingdom) (1)                                               7,947,287      69.000        .31
Panamerican Beverages, Inc., Class A (Mexico)                                                  3,322,800      58.357        .26
Coca-Cola Amatil Ltd. (Australia)                                                              9,534,119      41.450
Coca-Cola Beverages PLC (United Kingdom) (1)                                                   9,567,371      15.512        .26
Swedish Match AB (Sweden)                                                                     11,076,924      38.827        .18
San Miguel Corp., Class B (Philippines)                                                       17,556,700      29.337        .13
Asahi Breweries, Ltd. (Japan)                                                                  1,056,000      13.819
Asahi Breweries, Ltd. 1.00% convertible debentures 2003                                    Y413,000,000        4.707
Asahi Breweries, Ltd. 0.90% convertible debentures 2001                                    Y296,000,000        3.399
Asahi Breweries, Ltd. 0.95% convertible debentures 2002                                    Y178,000,000        1.958        .11
I.T.C. Ltd. (India)                                                                                  372        .008        .00



FOOD & HOUSEHOLD PRODUCTS  -  1.70%
Reckitt & Colman PLC (United Kingdom)                                                         11,772,175     127.627        .58
Nestle SA (Switzerland)                                                                           69,000     125.535        .57
Groupe Danone (France)                                                                           161,185      40.552        .18
Raisio Group PLC (Finland)                                                                     3,771,700      34.968        .16
Cadbury Schweppes PLC (United Kingdom)                                                         2,000,000      29.168        .13
Benckiser NV, Class B (Netherlands)                                                              300,000      16.821        .08



RECREATION & OTHER CONSUMER PRODUCTS  -  1.64%
Nintendo Co., Ltd. (Japan)                                                                     1,702,200     146.868        .66
EMI Group PLC (United Kingdom)                                                                10,500,000      74.958        .34
Fuji Photo Film Co., Ltd. (Japan)                                                              1,280,000      48.412        .22
Sony Music Entertainment (Japan) Inc. (Japan)                                                    474,800      35.875        .16
Bajaj Auto Ltd. (India)                                                                        2,047,500      29.777
Bajaj Auto Ltd. (GDR)                                                                             75,000       1.275        .14
Square Co., Ltd. (Japan)                                                                         730,000      26.069        .12



APPLIANCES & HOUSEHOLD DURABLES  -  1.33%
Sony Corp. (Japan)                                                                             2,153,500     199.078        .90
Koninklijke Philips Electronics NV (formerly Philips Electronics NV)
 (Netherlands)                                                                                 1,170,000      95.277        .43



UTILITIES: ELECTRIC & GAS  -  1.29%
Cia. Energetica de Minas Gerais - CEMIG, preferred nominative
 (ADR) (Brazil)                                                                                3,433,226      75.960
Cia. Energetica de Minas Gerais - CEMIG, ordinary nominative                                 311,044,152       4.298
Cia. Energetica de Minas Gerais - CEMIG, preferred nominative
 (ADR) (2)                                                                                        26,066        .577
Cia. Energetica de Minas Gerais - CEMIG, preferred nominative                                        596           0        .36
Manila Electric Co., Class A (GDR) (Philippines) (1,2,3)                                       3,110,000      39.379
Manila Electric Co., Class B                                                                   9,540,381      31.636        .32
National Power PLC (United Kingdom)                                                            7,135,400      54.881        .25
Centrais Eletricas Brasileiras SA - ELETROBRAS,
 Class B, preferred nominative (ADR) (Brazil)                                                  2,100,500      21.530
Centrais Eletricas Brasileiras SA - ELETROBRAS,
 ordinary nominative (ADR)                                                                       419,000       3.981        .12
Scottish Power PLC (United Kingdom)                                                            2,350,000      20.586        .09
Cia. Paranaense de Energia - COPEL, Class B, preferred nominative
 (ADR) (Brazil)                                                                                2,018,000      15.135        .07
Enersis SA (ADR) (Chile)                                                                         316,900       8.497        .04
LIGHT-Servicos de Eletricidade SA (Brazil)                                                    41,650,000       3.886        .02
CESP - Cia. Energetica de Sao Paulo, preferred nominative
 (ADR) (Brazil)                                                                                  455,084       2.731
CESP - Cia. Energetica de Sao Paulo, preferred nominative (ADR) (2)                              297,000       1.782        .02



REAL ESTATE  -  1.16%
Cheung Kong (Holdings) Ltd. (Hong Kong)                                                       10,138,000      77.190        .35
Sun Hung Kai Properties Ltd. (Hong Kong)                                                       8,150,000      61.001        .28
Hongkong Land Holdings Ltd. (Hong Kong - Incorporated in Bermuda)                             34,363,300      44.672        .20
Mitsubishi Estate Co., Ltd. (Japan)                                                            2,657,000      27.030        .12
Ayala Land, Inc. (Philippines)                                                                83,880,000      24.447        .11
Security Capital Global Realty (Luxembourg) (1,2,3)                                            1,125,000      22.500        .10



INDUSTRIAL COMPONENTS  -  1.07%
NGK Spark Plug Co., Ltd. (Japan)                                                               6,412,000      73.945        .33
Minebea Co., Ltd. (Japan)                                                                      4,559,000      47.110        .22
Cie. Generale des Etablissements Michelin, Class B (France)                                    1,009,444      45.269        .20
Valeo (France)                                                                                   530,000      41.472        .19
Bridgestone Corp. (Japan)                                                                        775,000      19.759        .09
Morgan Crucible Co. PLC (United Kingdom)                                                       2,550,836       8.848        .04



FOREST PRODUCTS & PAPER  -  1.03%
UPM-Kymmene Corp. (Finland)                                                                    3,680,800     101.701        .45
Abitibi-Consolidated Inc. (Canada)                                                             9,500,000      85.074        .39
Stora Enso Oyj (formerly Stora Kopparbergs Bergslags AB) (Finland)                             2,394,843      23.780        .11
AssiDoman AB (Sweden)                                                                            828,000      16.829        .08



FINANCIAL SERVICES  -  0.96%
Nichiei Co., Ltd. (Japan)                                                                      1,342,900     120.288        .54
Newcourt Credit Group Inc. (Canada)                                                            2,231,640      60.251        .27
ORIX Corp. (Japan)                                                                               420,000      31.522        .15



DATA PROCESSING & REPRODUCTION  -  0.90%
Fujitsu Ltd. (Japan)                                                                           8,446,000     135.621        .62
Acer Inc. (Taiwan) (1)                                                                        47,125,000      62.748        .28



CHEMICALS  -  0.75%
BOC Group PLC (United Kingdom)                                                                 6,430,000      89.705        .41
L'Air Liquide (France) (1)                                                                       261,095      38.889        .18
Bayer AG (Germany)                                                                               600,000      22.471        .10
Imperial Chemical Industries PLC (ADR) (United Kingdom)                                          430,000      15.399        .06



BUILDING MATERIALS & COMPONENTS  -  0.60%
Cemex, SA de CV, ordinary participation certificates (Mexico)                                 18,063,379      73.753
Cemex, SA de CV, Class B                                                                       2,210,625       9.282
Cemex, SA de CV, Class A, ordinary participation certificates                                  1,793,075       7.444        .41
Holderbank Financiere Glaris Ltd. (Switzerland)                                                   38,045      42.601        .19



MACHINERY & ENGINEERING  -  0.58%
GKN PLC (United Kingdom)                                                                       4,270,000      65.168        .30
Valmet Oy (Finland)                                                                            3,400,000      39.081        .18
Kvaerner AS, Class A (Norway)                                                                    924,800      16.455        .07
Kawasaki Heavy Industries, Ltd. (Japan)                                                        3,330,000       7.253        .03



METALS: NONFERROUS  -  0.56%
Pechiney, Class A (France)                                                                     2,878,675     104.083        .47
WMC Ltd. (Australia)                                                                           6,064,917      19.351        .09



OTHER INDUSTRIES  -  2.08%
Bombardier Inc., Class B (Canada)                                                              8,400,000     110.607        .50
Seagram Co. Ltd. (Canada)                                                                      1,200,000      60.000        .27
Buhrmann NV (Netherlands)                                                                      2,744,000      47.682        .22
ADVANTEST CORP. (Japan)                                                                          545,200      41.655        .19
Mitsui & Co., Ltd. (Japan)                                                                     5,600,000      37.869        .17
Qantas Airways Ltd. (Australia)                                                               14,109,102      37.369        .17
Granada Group PLC (United Kingdom)                                                             1,648,765      33.835        .15
Tokyo Electron Ltd. (Japan)                                                                      575,000      29.757        .14
Stolt-Nielsen SA, Class B (ADR) (Incorporated in Luxembourg)                                   1,147,500      13.985
Stolt-Nielsen SA                                                                                 837,000       9.050        .10
Bergesen d.y. AS, Class B (Norway)                                                             1,130,000      14.622
Bergesen d.y. AS, Class A                                                                        542,800       7.446        .10
Rank Group PLC (United Kingdom)                                                                2,500,000       9.120        .04
Mandarin Oriental International Ltd. (Singapore)                                               9,670,312       6.286        .03


MISCELLANEOUS - 1.79%
Other equity securities in intial period of acquisition                                                      394.852       1.79
                                                                                                         ---------- ----------
TOTAL EQUITY SECURITIES (cost: $13,907.584 million)                                                       19,881.562      90.03
                                                                                                         ---------- ----------

BONDS & NOTES
                                                                                              Principal
                                                                                                 Amount
                                                                                             (Millions)
BROADCASTING & PUBLISHING  -  .08%
Grupo Televisa, SA  0%/13.25% 2008 (4)                                                          $20.000       16.850        .08



MULTI-INDUSTRY  -  .01%
Hutchison Whampoa Finance (CI) Ltd., Series D, 6.988% 2037 (1)                                     1.350       1.278
Hutchison Whampoa, Series C, 7.50% 2027 (1)                                                        1.450       1.248        .01



GOVERMENTS AND GOVERNMENTAL AUTHORITIES
 (excluding U.S. government) - .47%
Brazil (Federal Republic of), Bearer 8.00% 2014                                                  130.645      83.286        .38
Argentina (Republic of)11.75% 2007                                                            ARP14.000       12.854
Argentina (Republic of)11.375% 2017                                                                7.500       7.097        .09

                                                                                                         ---------- ----------
TOTAL BONDS & NOTES (cost: $111.319 million)                                                                 122.613        .56
                                                                                                         ---------- ----------

                                                                                              Principal     Market     Percent
                                                                                                 Amount       Value     of Net
SHORT-TERM SECURITIES                                                                        (Millions)  (Millions)     Assets

Corporate Short-Term Notes - 7.03%
BMW U.S. Capital Corp. 4.77%-4.80% due 4/12-5/5/1999                                              92.000      91.786        .42
International Business Machines Corp. 4.81%-4.86%
 due 4/21-6/10/1999                                                                               80.000      79.590        .36
FCE Bank PLC 4.81%-4.83% due 4/09-5/21/1999                                                       79.200      78.870        .36
Ciesco LP 4.78%-4.83% due 4/8-5/20/1999                                                           77.900      77.511        .35
Associates First Capital Finance BV 4.83%-4.87%
 due 4/29-6/7/1999                                                                                77.400      76.967        .35
Abbey National North America 4.80%-4.84% due 4/12-5/13/1999                                       75.000      74.681        .33
DaimlerChrylser NA Holdings 4.82%-4.87% due 4/28-5/24/1999                                        70.775      70.375        .33
Halifax PLC 4.75%-4.83% due 4/7-6/3/1999                                                          68.500      68.186        .31
Xerox Capital (Europe) PLC 4.78%-4.80% due 4/27-5/5/1999                                          66.000      65.723        .29
Toyota Motor Credit Corp. 4.80%-4.82% due 4/6-6/28/1999                                           57.671      57.233        .26
Lloyds Bank PLC 4.83%-4.84% due 4/1-4/6/1999                                                      57.200      57.173        .26
Rio Tinto America Inc. 4.83%-4.84% due 5/25-6/7/1999                                              56.000      55.496        .25
American Honda Finance Corp. 4.83%-4.85% due 4/13-5/25/1999                                       55.200      54.880        .25
British Columbia (Province of) 4.77%-4.97% due 4/13-5/13/1999                                     53.775      53.634        .25
Canadian Wheat Board 4.80% due 5/27/1999                                                          53.283      52.875        .24
General Electric Capital Corp. 4.80%-4.84% due 5/7-5/19/1999                                      51.400      51.108        .23
Commonwealth Bank of Australia 4.85% due 4/12/1999                                                50.000      49.920        .23
American Express Credit Corp. 4.77%-4.82% due 4/23-4/26/1999                                      45.300      45.148        .20
Svenska Handelsbanken 4.78%-4.89% due 5/3-5/28/1999                                               45.000      44.783        .20
Motiva Enterprises LLC 4.83%-4.88% due 4/9-5/11/1999                                              42.500      42.304        .19
Westpac Capital Corp. 4.82% due 4/13/1999                                                         40.000      39.931        .19
Telstra Corp. Ltd. 4.80%-4.86% due 4/16-5/14/1999                                                 40.000      39.876        .18
France Telecom 4.83% due 4/13-5/17/1999                                                           40.000      39.801        .18
Repsol International Finance BV 4.80%-4.82% due 5/10-7/15/1999                                    38.800      38.367        .17
Siemens Capital Corp. 4.74%-4.80% due 4/21-5/26/1999                                              36.800      36.660        .16
BP America Inc. 4.74%-4.79% due 4/22-5/13/1999                                                    35.900      35.774        .16
ABN-AMRO North America Finance Inc. 4.80% due 4/8/1999                                            25.000      24.973        .11
Societe Generale North America Inc. 4.78% due 4/28/1999                                           25.000      24.906        .11
Barclays U.S. Funding Corp. 4.81% due 6/8/1999                                                    25.000      24.767        .11



Federal Agency Discount Notes - 1.65%
Freddie Mac 4.73%-4.80% due 4/12-6/10/1999                                                       193.600     192.393        .87
Fannie Mae 4.71%-4.79% due 4/6-6/10/1999                                                         171.539     170.980        .78



Certificates of Deposit - 0.57%
Barclays Bank PLC 4.87% due 4/15/1999                                                             50.000      50.000        .23
Rabobank Nederland NV 4.85% due 5/6/1999                                                          50.000      49.997        .23
Canadian Imperial Bank of Commerce 4.84% due 4/5/1999                                             25.000      25.000        .11


Non-U.S. Currency - 0.03%
New Taiwanese Dollar                                                                         NT$255.268        7.707        .03
                                                                                                         ---------- ----------

TOTAL SHORT-TERM SECURITIES (cost:  $2,050.961 million)                                                    2,049.375       9.28
                                                                                                         ---------- ----------

TOTAL INVESTMENT SECURITIES (cost:  $16,069.864 million)                                                  22,053.550      99.87
Excess of cash and receivables over payables                                                                  29.425        .13
                                                                                                         ---------- ----------

NET ASSETS                                                                                              $22,082.975    100.00%
                                                                                                         ==========     ======


(1) Non-income-producing securities.
(2) Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.
(3)  Valued under procedures established by the Board of Trustees.
(4)  Step bond; coupon rate will increase at a later date.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
FDR = Fiduciary Depositary Receipts

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental, and are not covered by the Report of Independent Accountants.

See Notes to Financial Statements


EQUITY SECURITIES APPEARING IN THE PORTFOLIO SINCE SEPTEMBER 30, 1998

Acer                            Elan                             Imperial Chemical Industries
Allied Zurich                   Electrafina                      NGK Spark Plug
ALTRAN TECHNOLOGIES             Enersis                          NTT Mobile Communications Network
Amway Japan                     Fuji Television Network          Raisio Group
Arnoldo Mondadori Editore       Fujisawa Pharmaceutical          Rank Group
Banque Nationale de Paris       George Weston                    SAP
Barclays Bank                   GKN                              Swisscom
Benckiser                       Hang Seng Bank                   Teleglobe
Comparex Holdings               Hays                             Telesp Celular
ECI Telecom                     Hon Hai Precision Industry       TT Tieto
Edgars Stores                   Hongkong Land Holdings           Valeo

EQUITY SECURITIES ELIMINATED FROM THE PORTFOLIO SINCE SEPTEMBER 30, 1998

Adidas-Salomon                  Grupo Financiero Banamex Accival       MAYR-MELNHOF Karton
AJL PEPS Trust                  Guangshen Railway                      Merkantildata
Alcan Aluminium                 Guardian Royal Exchange                Mitsui Fudosan
Banco Itau                      Gucci Group                            Mitsui Trust and Banking
Bank of Montreal                Hanil Bank                             MTI Capital (Cayman)
BPB                             Hongkong Electric Holdings             Nippon Telegraph and Telephone
Brierley Investments            Hong Kong Telecommunications           Nippon Yusen
Caradon                         Imperial Oil                           NSK
Cathay Pacific                  Inco                                   Shinhan Bank
Christiania Bank                Ito-Yokado                             SOFTBANK
Cia. Cervejaria Brahma          Jardine Strategic Holdings             Suez Lyonnaise des Eaux
Cie. Financiere Richemont       Kawasaki Steel                         Teck
Cominco                         Komori                                 Telecomunicacoes Brasileiras
Daimler-Benz                    Kookmin Bank                           Toyota Motor
Delta Electronics               Lloyds TSB Group                       Woodside Petroleum
Gambro                          LVMH Moet Hennessy Louis Vuitton       Woolworths

EuroPacific Growth Fund
Financial Statements
-----------------------------                                               --------        --------
Statement of Assets and Liabilities
at March 31, 1999                                              (dollars in millions)
-----------------------------                                               --------        --------
ASSETS:
Investment securities at market
 (cost: $16,069.864)                                                                     $22,053.550
Cash                                                                                           1.578
Receivables for-
 Sales of investments                                                        $17.919
 Sales of fund's shares                                                       29.897
 Dividends and accrued interest                                               82.915         130.731
                                                                            --------        --------
                                                                                          22,185.859
LIABILITIES:
Payables for-
 Purchases of investments                                                     44.356
 Repurchases of fund's shares                                                 43.456
 Management services                                                           8.583
 Accrued expenses                                                              6.489         102.884
                                                                            --------        --------
NET ASSETS AT MARCH 31, 1999-
 Equivalent to $30.21 per share on
 730,990,876 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                                             $22,082.975
                                                                                          ==========



Statement of Operations
for the year ended March 31, 1999 (dollars in millions)
-----------------------------                                               --------        --------
INVESTMENT INCOME:
Income:
 Dividends                                                                  $341.656
 Interest                                                                    132.846        $474.502
                                                                            --------
Expenses:
 Management services fee                                                      96.690
 Distribution expenses                                                        48.882
 Transfer agent fee                                                           15.869
 Reports to shareholders                                                        .653
 Registration statement and prospectus                                         1.183
 Postage, stationery and supplies                                              2.872
 Trustees' fees                                                                 .207
 Auditing and legal fees                                                        .096
 Custodian fee                                                                 7.402
 Taxes other than federal income tax                                            .321
 Other expenses                                                                 .379         174.554
                                                                            --------        --------
 Net investment income                                                                       299.948
                                                                                            --------
REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS:
Net realized gain                                                                            769.649
Net change in unrealized appreciation on:
 Investments                                                                 527.740
Net increase in unrealized appreciation
 Forward currency contracts                                                   (3.822)        523.918
                                                                            --------        --------
 Net realized gain and unrealized
  appreciation on investments                                                              1,293.567
                                                                                            --------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                               $1,593.515
                                                                                          ==========




-----------------------------                                               --------        --------

Statement of Changes in Net Assets                               Year ended March 31
(dollars in millions)                                                           1999            1998
-----------------------------                                               --------        --------
OPERATIONS:
Net investment income                                                   $    299.948    $    314.266
Net realized gain on investments                                             769.649       1,082.594
Net increase in unrealized appreciation
 on investments                                                              523.918       2,212.606
                                                                            --------        --------
 Net increase in net assets resulting
  from operations                                                          1,593.515       3,609.466
                                                                            --------        --------

DIVIDENDS AND DISTRIBUTIONS PAID TO
 SHAREHOLDERS:
Dividends from net investment income                                        (258.117)       (294.902)
Distributions from net realized gain on
 investments                                                                (901.166)      (1301.823)
                                                                            --------        --------
 Total dividends and distributions                                         (1159.283)      (1596.725)
                                                                            --------        --------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold: 149,373,115
 and 177,804,677 shares, respectively                                      4,252.412       4,969.746
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 39,600,216 and 58,392,228 shares,
 respectively                                                              1,110.693       1,529.590
Cost of shares repurchased: 179,052,856
 and 142,024,433 shares, respectively                                      (5030.545)      (3932.937)
                                                                            --------        --------

 Net increase in net assets resulting from
  capital share transactions                                                 332.560       2,566.399
                                                                            --------        --------

TOTAL INCREASE IN NET ASSETS                                                 766.792       4,579.140

NET ASSETS:
Beginning of year                                                         21,316.183      16,737.043
                                                                            --------        --------
End of year (including undistributed
 net investment income:  $65.361
 and $71.284, respectively)                                              $22,082.975     $21,316.183
                                                                          ==========      ==========



See Notes to Financial Statements

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - EuroPacific Growth Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in the securities of companies based outside the United States.

SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary   receipts, are
valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

NON-U.S. CURRENCY TRANSLATION - Assets or liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed-delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments.

2. NON-U.S. TAXATION

Net realized gain and net unrealized gain of the fund derived in India are subject to certain non-U.S. taxes at a rate of 10%. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain.

3. FEDERAL INCOME TAXATION
It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

As of March 31, 1999, net unrealized appreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $5,983,490,000, net of accumulated deferred taxes totaling $196,000 on unrealized appreciation of Indian securities, of which $6,848,150,000 related to appreciated securities and $864,464,000 related to depreciated securities. During the year ended March 31, 1999, the fund realized, on a tax basis, a net capital gain of $767,021,000 on securities transactions. Net gains related to non-U.S. currency and other transactions of $2,628,000 were treated as ordinary income for federal income tax purposes. The cost of portfolio securities, excluding forward currency contracts, for federal income tax purposes was $16,079,407,000 at March 31, 1999.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $96,690,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.69% of the first $500 million of average net assets; 0.59% of such assets in excess of $500 million but not exceeding $1.0 billion; 0.53% of such assets in excess of $1.0 billion but not exceeding $1.5 billion; 0.50% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.48% of such assets in excess of $2.5 billion but not exceeding $4.0 billion; 0.47% of such assets in excess of $4.0 billion but not exceeding $6.5 billion; 0.46% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; 0.45% of such assets in excess of $10.5 billion but not exceeding $17.0 billion; and 0.445% of such assets in excess of $17.0 billion.

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended March 31, 1999, distribution expenses under the Plan were $48,882,000. As of March 31, 1999, accrued and unpaid distribution expenses were $3,794,000.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $6,399,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $15,869,000.

TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of March 31, 1999, aggregate deferred compensation and earnings thereon since the plan's adoption (1993), net of any payments to Trustees, were $654,000.

CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $5,832,297,000 and $6,423,027,000, respectively, during the year ended March 31, 1999.

As of March 31, 1999, accumulated undistributed net realized gain on investments was $137,172,000 and paid-in capital was $15,166,355,000. The fund reclassified $99,000 to undistributed net investment income from undistributed net realized gains; and reclassified $47,853,000 and $67,505,000 from undistributed net investment income and undistributed net realized gains, respectively, to paid-in capital for the year ended March 31, 1999.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $7,402,000 includes $179,000 that was paid by these credits rather than in cash.

Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended March 31, 1999, such non-U.S. taxes were $38,344,000. Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $808,000 for the year ended March 31, 1999.

At March 31, 1999, the fund had no outstanding forward currency contracts to sell non-U.S. currencies.

Per-Share Data and Ratios
                                                                         Year    Ended March 31
                                                                        1999       1998     1997     1996    1995

Net Asset Value, Beginning of Year                                      $29.56   $26.70   $24.28   $20.89  $21.95
                                                                       ------   ------   ------   ------  ------
 Income From Investment Operations:
  Net investment income                                                   .42      .45      .46      .46     .35
  Net gains or losses on securities (both
   realized and unrealized)                                              1.85     4.79     3.28     3.63    (.19)
                                                                       ------   ------   ------   ------  ------
   Total from investment operations                                      2.27     5.24     3.74     4.09     .16
                                                                       ------   ------   ------   ------  ------
 Less Distributions:
  Dividends (from net investment income)                                 (.36)   (.433)    (.41)    (.49)  (.317)
  Dividends (from net realized non-U.S. currency gains) (1)                 -    (.017)    (.03)       -   (.003)
  Distributions (from capital gains)                                    (1.26)   (1.93)    (.88)    (.21)   (.90)
                                                                       ------   ------   ------   ------  ------
   Total distributions                                                  (1.62)   (2.38)   (1.32)    (.70)  (1.22)
                                                                       ------   ------   ------   ------  ------
Net Asset Value, End of Year                                           $30.21   $29.56   $26.70   $24.28  $20.89
                                                                       ======   ======   ======   ======  ======

Total Return (2)                                                         8.18%   20.97%   15.88%   19.84%    .71%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)                                $22,083  $21,316  $16,737  $12,335  $8,588
 Ratio of expenses to average net assets                                  .84%     .86%     .90%     .95%    .97%
 Ratio of net income to average net assets                               1.45%    1.64%    1.77%    2.09%   1.80%
 Portfolio turnover rate                                                31.73%   30.51%   25.82%   21.77%  16.02%



(1) Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.

(2)  Excludes maximum sales charge of 5.75%.

Report of Independent Accountants

To the Board of Trustees and Shareholders of EuroPacific Growth Fund:
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of EuroPacific Growth Fund (the "Fund") at March 31, 1999, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
April 30, 1999

EUROPACIFIC GROWTH FUND
SHAREHOLDER SERVICES

AMERICAN FUNDSLINE(R)
Stay on top of your investment day and night by calling our 24-hour automated phone system. Order checks, exchange shares between funds, sell shares, confirm transactions - all on your timetable.

FUNDSLINE ONLINE(R)
Visit our Web site when you want to obtain information about your account or the funds, make redemptions and exchanges or download a prospectus.

AMERICAN FUNDSLINK(SM)
Link your fund account to your bank account for direct transfers between the two. Also allows you to purchase shares using American FundsLine or FundsLine Online.

AUTOMATIC TRANSACTIONS
Use this service when you want to make transactions on a regular basis. You may purchase shares, invest dividends in the same fund or another American Fund, sell shares and exchange shares between funds - all handled automatically per your instructions.

REDUCED SALES CHARGE
Add to your purchasing power by reducing your sales charge. Purchases of $50,000 or more (stock funds or stock and bond funds) and $25,000 or more (bond funds) qualify for a reduced sales charge. To help reach a breakpoint, you may
-
* Add your purchase to the value of all your eligible household accounts and/or
* Add your present purchase to purchases you intend to make over 13 months Assets in money market fund accounts generally don't apply when determining sales charges.

RETIREMENT PLANS
Look to the American Funds for your retirement plan needs, whether a new or rollover IRA, a Roth or traditional IRA, or a company-sponsored SIMPLE IRA, 401(k) or 403(b) plan.

FLEXIBLE DIVIDEND OPTIONS

Use your dividend and capital gain distributions to meet your changing needs. You may -
* Invest dividends and capital gain distributions back into the fund
* Diversify by investing dividends and capital gain distributions into another American Fund
* Take dividends in cash
* Have dividends paid directly to someone else

BECAUSE CERTAIN TRANSACTIONS HAVE RESTRICTIONS OR TAX CONSEQUENCES, PLEASE CONSULT YOUR FINANCIAL ADVISER BEFORE REQUESTING CHANGES.

WOULD YOU LIKE MORE INFORMATION?

Your financial adviser will be happy to explain these services in greater detail, or you may contact American Funds Service Company.

To contact American Funds Service Company:
Shareholder Services Representative - 8 a.m. to 8 p.m. Eastern time -
800/421-0180
American FundsLine - 24-hour automated telephone system - 800/325-3590 FundsLine OnLine - Web site - www.americanfunds.com
By mail - Write to the service center nearest you.

(If you live outside the United States, please write to the western service center.)
WESTERN
AMERICAN FUNDS
SERVICE COMPANY
[map of Western part of U.S.]
P.O. Box 2205
Brea, CA  92822-2205

WEST CENTRAL
AMERICAN FUNDS
SERVICE COMPANY
[map of West Central part of U.S.]
P.O. Box 659522
San Antonio, TX 78265-9522

EAST CENTRAL
AMERICAN FUNDS
SERVICE COMPANY
[map of East Central part of U.S.]
P.O. Box 6007
Indianapolis, IN  46206-6007

EASTERN
AMERICAN FUNDS
SERVICE COMPANY
[map of Eastern part of U.S.]
P.O. Box 2280
Norfolk, VA  23501-2280

Please obtain the applicable prospectuses from your financial adviser or our Web site and read them carefully before investing or sending money. American Funds reserves the right to terminate or modify these services.

Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                                                Dividends and Distributions per Share

To                      Payment Date            From Net           From Net             From Net
Shareholders of Record                           Investment         Realized             Realized
                                                Income             Short-term           Long-term
                                                                   Gains                Gains

June 5, 1998            June 8, 1998            $ .21              -                    $ .48

December 16, 1998       December 17, 1998       .15                -                    .78


The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended March 31, 1999 is $0.0533 on a per-share basis. Foreign source income earned by the fund was $0.3154 on a per-share basis. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, none of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV AND OTHER TAX INFORMATION WHICH WERE MAILED IN JANUARY 1999 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1998 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

EUROPACIFIC GROWTH FUND

BOARD OF TRUSTEES

ELISABETH ALLISON, Cambridge, Massachusetts
Administrative Director, ANZI, Ltd.
(financial publishing and consulting);
publishing consultant, Harvard Medical School

MICHAEL R. BONSIGNORE, Minneapolis, Minnesota
Chairman of the Board and Chief Executive Officer,
Honeywell Inc.

GINA H. DESPRES,* Washington, D.C.
Senior Vice President,
Capital Research and Management Company

ROBERT A. FOX, Livingston, California
President and Chief Executive Officer,
Foster Farms Inc.

ALAN GREENWAY, La Jolla, California
Private investor; President, Greenway Associates, Inc.
(management consulting services)

WILLIAM R. GRIMSLEY, San Francisco, California
Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company;
Director, The Capital Group Companies, Inc.

KOICHI ITOH, Tokyo, Japan
Group Vice President - Asia/Pacific, Autosplice,
Inc.; former President and Chief Executive Officer, IMPAC
(management consulting services); former managing partner, VENCA Management
(venture capital investment)

WILLIAM H. KLING, St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Co.;
former President, American Public Radio
(now Public Radio International)

JOHN G. MCDONALD, Stanford, California
The IBJ Professor of Finance,
Graduate School of Business, Stanford University

WILLIAM I. MILLER, Columbus, Indiana
Chairman of the Board, Irwin Financial Corporation

KIRK P. PENDLETON, Southampton, Pennsylvania
Chairman of the Board and Chief Executive Officer,
Cairnwood, Inc. (venture capital investment)

DONALD E. PETERSEN, Birmingham, Michigan
Retired; former Chairman of the Board and Chief Executive Officer, Ford Motor Company

THIERRY VANDEVENTER, Geneva, Switzerland
Vice Chairman of the Board of the fund
Director, Capital Research and Management Company

*Effective April 16, 1999.

OTHER OFFICERS

MARK E. DENNING, London, England
President of the fund
Director, Capital Research and Management Company;
Senior Vice President and Director,
Capital Research Company

STEPHEN E. BEPLER, New York, New York
Executive Vice President of the fund
Senior Vice President, Capital Research Company

ROBERT W. LOVELACE, Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director, Capital Research
Company; Vice President, Capital Research and
Management Company

JANET A. MCKINLEY, New York, New York
Senior Vice President of the fund
Director, Capital Research and Management Company;
Senior Vice President, Capital Research Company

ALWYN HEONG, New York, New York
Vice President of the fund
Vice President, Capital Research Company

HIROMI ISHIKAWA, Tokyo, Japan
Vice President of the fund
Vice President, Capital Research Company

VINCENT P. CORTI, Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

R. MARCIA GOULD, Brea, California
Treasurer of the fund
Vice President - Fund Business Management
Group, Capital Research and Management Company

DAYNA YAMABE, Brea, California
Assistant Treasurer of the fund
Assistant Vice President - Fund Business
Management Group, Capital Research and
Management Company

WALTER P. STERN, Founding Chairman of the Board and Trustee, retired from the fund in April 1999.
The Trustees wish to thank him
for his many contributions to the fund.

CORPORATE INFORMATION
OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of EuroPacific Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA BDA/GRS/3917
Lit. No. EUPAC-011-0599